                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY

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                               SECURITY AGREEMENT

                                     made by

                          WILLIAMS ENERGY PARTNERS L.P.

                                       and

                         WILLIAMS PIPE LINE COMPANY, LLC

                                   in favor of

                      STATE STREET BANK AND TRUST COMPANY,
                               as Collateral Agent

                           Dated as of October 1, 2002


===============================================================================


                                TABLE OF CONTENTS

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
SECTION 1.     DEFINED TERMS............................................................     1
     1.1       Definitions..............................................................     1
     1.2       Other Definitional Provisions............................................     4

SECTION 2.     GRANT OF SECURITY INTEREST...............................................     4

SECTION 3.     REPRESENTATIONS AND WARRANTIES...........................................     5
     3.1       Title; No Other Liens....................................................     5
     3.2       Perfected First Priority Liens...........................................     5
     3.3       Jurisdiction of Organization; Chief Executive Office.....................     6
     3.4       Inventory and Equipment..................................................     6
     3.5       Investment Property......................................................     6
     3.6       Receivables..............................................................     6
     3.7       Intellectual Property....................................................     6

SECTION 4.     COVENANTS................................................................     7
     4.1       Delivery of Instruments, Certificated Securities and Chattel Paper.......     7
     4.2       Maintenance of Insurance.................................................     7
     4.3       Payment of Obligations...................................................     7
     4.4       Maintenance of Perfected Security Interest; Further Documentation........     7
     4.5       Changes in Locations, Name, etc..........................................     8
     4.6       Notices..................................................................     8
     4.7       Investment Property......................................................     8
     4.8       Receivables..............................................................     9
     4.9       Intellectual Property....................................................     9

SECTION 5.     REMEDIAL PROVISIONS......................................................    11
     5.1       Certain Matters Relating to Receivables..................................    11
     5.2       Communications with Obligors; Company Remains Liable.....................    11
     5.3       Pledged Stock............................................................    12
     5.4       Proceeds to be Turned Over To Collateral Agent...........................    12
     5.5       Application of Proceeds..................................................    13
     5.6       Code and Other Remedies..................................................    13
     5.7       Registration Rights......................................................    14
     5.8       Deficiency...............................................................    14

SECTION 6.     THE COLLATERAL AGENT.....................................................    14
     6.1       Collateral Agent's Appointment as Attorney-in-Fact, etc..................    14
     6.2       Duty of Collateral Agent.................................................    16
     6.3       Execution of Financing Statements........................................    16
     6.4       Authority of Collateral Agent............................................    16

SECTION 7.     MISCELLANEOUS............................................................    17
     7.1       Amendments in Writing....................................................    17
     7.2       Notices..................................................................    17
     7.3       No Waiver by Course of Conduct; Cumulative Remedies......................    17


                                       i
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
     7.4       Enforcement Expenses; Indemnification....................................    17
     7.5       Successors and Assigns...................................................    18
     7.6       Set-Off..................................................................    18
     7.7       Counterparts.............................................................    18
     7.8       Severability.............................................................    18
     7.9       Section Headings.........................................................    18
     7.10      Integration..............................................................    18
     7.11      GOVERNING LAW............................................................    19
     7.12      Submission To Jurisdiction; Waivers......................................    19
     7.13      Acknowledgements.........................................................    19
     7.14      Releases.................................................................    19
     7.15      WAIVER OF JURY TRIAL.....................................................    20

SCHEDULES

Schedule 1     Notice Addresses
Schedule 2     Investment Property
Schedule 3     Perfection Matters
Schedule 4     Jurisdictions of Organization and Chief Executive Offices
Schedule 5     Inventory and Equipment Locations
Schedule 6     Intellectual Property

                               SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of October 1, 2002, made by Williams Pipe Line Company, LLC, (the "Company") and Williams Energy Partners L.P. (the "Guarantor"; together with the Company, the "Grantors") in favor of State Street Bank and Trust Company, as Collateral Agent (in such capacity, the "Collateral Agent") for the financial institutions or entities (the "Purchasers") from time to time parties to the Note Purchase Agreement, dated as of October 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"), among Williams Pipe Line Company, LLC, (the "Company"), Williams Energy Partners L.P. (the "Guarantor") and Williams GP LLC (the "General Partner") and the Purchasers.

                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, the Purchasers have severally agreed to purchase, and the Guarantor has agreed to guarantee, Notes to be issued by the Company upon the terms and subject to the conditions set forth in the Note Purchase Agreement;

            WHEREAS, the proceeds of the sale of Notes under the Note Purchase Agreement will be used in part to enable the Company to make valuable transfers to Guarantor in connection with the operation of its business;

            WHEREAS, the Company and the Guarantor are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the sale of Notes under the Note Purchase Agreement; and

            WHEREAS, it is a condition precedent under the Note Purchase Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the holders of the Notes;

            NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent and the Purchasers to enter into the Note Purchase Agreement and to induce the Purchasers to fulfill their obligations thereunder, each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the holders of the Notes, as follows:

                            Section 1. DEFINED TERMS

      1.1 Definitions. (a). Unless otherwise defined herein, terms defined in the Note Purchase Agreement and used herein shall have the meanings given to them in the Note Purchase Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

      (b) The following terms shall have the following meanings:

            "Agreement": this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Collateral": as defined in Section 2(b).

            "Collateral Account": any collateral account established by the Collateral Agent as provided in Section 5.1 or 5.4.

            "Collateral Agency Agreement": the Collateral Agency Agreement, dated as of October 1, 2002, among the Collateral Agent, the Grantors and the Purchasers.

            "Company Obligations": the collective reference to the unpaid principal of and interest on the Notes and all other obligations and liabilities of the Company (including, without limitation, interest accruing at the then applicable rate provided in the Note Purchase Agreement after the maturity of the Notes and interest accruing at the then applicable rate provided in the Note Purchase Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Collateral Agent or any holder of Notes, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note Purchase Agreement, this Agreement, the other Note Purchase Documents, or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise.

            "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

            "Copyright Licenses": any written agreement naming the Company as licensor or licensee (including, without limitation, those listed in Schedule
6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

            "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

            "Guarantor Obligations": with respect to the Guarantor, all obligations and liabilities of the Guarantor which may arise under or in connection with this Agreement or the Note Purchase Agreement (including, without limitation, Section 10 of the Note Purchase Agreement) or any other Note Purchase Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise.

            "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

            "Intercompany Note": any promissory note evidencing loans made by the Company to the Guarantor.


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                                                                               3


            "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

            "Issuers": the collective reference to each issuer of any Investment Property including, in the case of the Pledged Stock, the Company.

            "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

            "Obligations": (i) in the case of the Company, the Company Obligations, and (ii) in the case of the Guarantor, the Guarantor Obligations.

            "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

            "Patent License": all agreements, whether written or oral, providing for the grant by or to the Company of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

            "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to the Company and all other promissory notes issued to or held by the Company (other than promissory notes issued in connection with extensions of trade credit by the Company in the ordinary course of business).

            "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of the Company that may be issued or granted to, or held by, the Guarantor while this Agreement is in effect.

            "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

            "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

            "Securities Act": the Securities Act of 1933, as amended.

            "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

            "Trademark License": any agreement, whether written or oral, providing for the grant by or to the Company of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

      1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

      (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                     SECTION 2. GRANT OF SECURITY INTEREST

      (a) The Company hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the holders of the Notes, a security interest in, all of the following property now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Company's Obligations,:

      (i)     all Accounts;

      (ii)    all Chattel Paper;

      (iii)   all Deposit Accounts;

      (iv) all Documents (other than title documents with respect to Vehicles);

      (v)     all Equipment;

      (vi)    all General Intangibles;

      (vii)   all Instruments;

      (viii)  all Intellectual Property;

      (ix)    all Inventory;

      (x)     all Investment Property;

      (xi)    all Letter-of-Credit Rights;

      (xii)   all other property not otherwise described above;

      (xiii) all books and records pertaining to the property referenced in clauses (i) through (xii); and

      (xiv) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

      (b) The Guarantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the holders of the Notes, a security interest in, the Pledged Stock now owned or at any time hereafter acquired by the Guarantor or in which the Guarantor now has or at any time in the future may acquire any right, title or interest (together with the security interests granted pursuant to clause (a), the "Collateral"), as collateral security for the prompt and complete payment and performance of the Guarantor Obligations.

      (c) Notwithstanding any of the other provisions set forth in this Section 2, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law.

                   SECTION 3. REPRESENTATIONS AND WARRANTIES

            To induce the Purchasers to enter into the Note Purchase Agreement and to induce the Purchasers to fulfill their obligations to the Company thereunder, each Grantor hereby represents and warrants to the Collateral Agent and each Purchaser that:

      3.1 Title; No Other Liens. Except for the security interest granted to the Collateral Agent for the ratable benefit of the holders of the Notes pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Note Purchase Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for the ratable benefit of the holders of the Notes, pursuant to this Agreement or as are permitted by the Note Purchase Agreement. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor. For purposes of this Agreement and the other Note Purchase Documents, such licensing activity shall not constitute a "Lien" on such Intellectual Property. Each of the Collateral Agent and each Purchaser understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Collateral Agent to utilize, sell, Lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

      3.2 Perfected First Priority Liens. Upon completion of the filings and other actions specified in Schedule 3, the security interests granted pursuant to this Agreement (a) to the extent that the filings and actions specified on
Schedule 3 are a permissible method of perfection, constitute valid perfected security interests in all of the Collateral in favor of the Collateral Agent, for the ratable benefit of the holders of Notes, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens expressly permitted by Section 9.3 of the Note Purchase Agreement.

      3.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4. Such Grantor has furnished to the Collateral Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

      3.4 Inventory and Equipment. On the date hereof, the Company's Inventory and the Equipment (other than mobile goods) are kept at the locations listed on
Schedule 5.

      3.5. Investment Property. (a) The shares of Pledged Stock pledged by the Guarantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of the Company.

      (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

      (c) Each of the Pledged Notes pledged by the Company constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

      3.6 Receivables. (a) No amount payable to the Company or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent.

      (b) None of the obligors on any Receivables is a Governmental Authority.

      (c) The amounts represented by such Grantor to the holders of Notes from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

      3.7 Intellectual Property. (a) Schedule 6 lists all Intellectual Property owned by such Grantor in its own name on the date hereof.

      (b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

      (c) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which the Company is the licensor or franchisor.

      (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or the Company's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

      (e) No action or proceeding is pending, or, to the knowledge of the Company, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or the Company's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

                              SECTION 4. COVENANTS

            Each Grantor covenants and agrees with the Collateral Agent and the holders of Notes that, from and after the date of this Agreement until the Obligations shall have been paid in full:

      4.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

      4.2 Maintenance of Insurance. Such Grantor will maintain the insurance required by Section 8.5 of the Note Purchase Agreement which shall, among other things, name the Collateral Agent as insured party or loss payee.

      (b) The Company shall deliver to the Collateral Agent a report of a nationally recognized insurance broker with respect to such insurance substantially concurrently with each delivery of the Company's audited annual financial statements and such supplemental reports with respect thereto as the Collateral Agent may from time to time reasonably request.

      4.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

      4.4 Maintenance of Perfected Security Interest; Further Documentation. (a) So long as any of the Obligations remain outstanding, the Collateral Agent covenants and agrees to file such continuation statements and to make such other filings or recordings permitted to be made by it (at the expense of the Grantors) as are specified in an opinion of counsel (obtained at the Grantor's expense) or (when received) the written instructions of the Required Holders. Upon receipt of any such opinion or written instruction by the Required Holders, the Collateral Agent shall (at the expense of the Grantors) execute, procure, acknowledge, deliver and record, or cause to be executed, procured, acknowledged, delivered or recorded, all such further instruments, deeds, conveyances, mortgages, financing statements, continuation statements and assurances as are necessary to subject to the Lien of the Security Documents, and to preserve, continue and protect the Lien of the Security Documents on, all or any portion of the Collateral.

      (b) Each Grantor shall defend the security interest created by this Agreement against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Note Purchase Documents to dispose of the Collateral.

      (c) Such Grantor will furnish to the Collateral Agent and the holders of the Notes from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Collateral Agent or such holder may reasonably request, all in reasonable detail. At the Grantors' option, the Grantors shall either provide an opinion of internal counsel or permit the Collateral Agent (at the Grantors' expense) to obtain an opinion of outside counsel addressing the creation and perfection of security interests in such assets and property.

      (d) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

      4.5 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Collateral Agent and delivery to the Collateral Agent of (a) all additional executed financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein:

      (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 3.3; or

      (ii) change its name.

      4.6 Notices. Such Grantor will advise the Collateral Agent and the holders of the Notes promptly, in reasonable detail, of:

      (a) any Lien (other than security interests created hereby or Liens permitted under the Note Purchase Agreement) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and

      (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

      4.7 Investment Property. (a) If the Guarantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of the Company, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, the Guarantor shall accept the same as the agent of the Collateral Agent and the holders of the Notes, hold the same in trust for the Collateral Agent and the holders of the Notes and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by the Guarantor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Guarantor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of the Company shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of the Company or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by the Guarantor, the Guarantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent and the holders of the Notes, segregated from other funds of the Guarantor, as additional collateral security for the Obligations.

      (b) Without the prior written consent of the Collateral Agent (such consent to be given only at the direction of the Required Holders), the Guarantor will not vote to enable, or take any other action to permit, the Company to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of the Company.

      (c) (i) Without the prior written consent of the Collateral Agent (such consent to be given only at the direction of the Required Holders), such Grantor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Note Purchase Agreement) or
(ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iii) enter into any agreement or undertaking restricting the right or ability of the Guarantor or the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

      (d) The Company agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 4.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 5.3(c) and 5.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to
Section 5.3(c) or 5.7 with respect to the Investment Property issued by it.

      4.8 Receivables (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

      (b) Such Grantor will deliver to the Collateral Agent and the holders of the Notes a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

      4.9 Intellectual Property. (a) The Company (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the holders of the Notes, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

      (b) The Company (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

      (c) The Company (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. The Company will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

      (d) The Company (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

      (e) The Company will notify the Collateral Agent and the holders of the Notes immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding the Company's ownership of, or the validity of, any material Intellectual Property or the Company's right to register the same or to own and maintain the same.

      (f) Whenever the Company, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Company shall report such filing to the Collateral Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, the Company shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's and the holders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of the Company relating thereto or represented thereby.

      (g) The Company will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

      (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, the Company shall (i) take such actions as the Company shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Collateral Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                         SECTION 5. REMEDIAL PROVISIONS

      5.1 Certain Matters Relating to Receivables. (a) The Collateral Agent shall have the right but not the obligation to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and the Company shall furnish all such assistance and information as the Collateral Agent may require in connection with such test verifications. At any time and from time to time, upon the Collateral Agent's request and at the expense of the Company, the Company shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables. During any period in which no Default or Event of Default shall exist and be continuing, any requests made by the Collateral Agent pursuant to the next preceding sentence shall be made at reasonable intervals.

      (b) The Collateral Agent hereby authorizes the Company to collect its Receivables, and the Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by the Company, (i) shall be forthwith (and, in any event, within two Business Days) deposited by the Company in the exact form received, duly indorsed by the Company to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the holders of the Notes only as provided in Section 5.5, and (ii) until so turned over, shall be held by the Company in trust for the Collateral Agent and the holders of the Notes, segregated from other funds of the Company. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

      (c) At the Collateral Agent's request, the Company shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

      5.2 Communications with Obligors; Company Remains Liable. (a) The Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Receivables.

      (b) Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, the Company shall notify obligors on the Receivables that the Receivables have been assigned to the Collateral Agent for the ratable benefit of the holders of the Notes and that payments in respect thereof shall be made directly to the Collateral Agent.

      (c) Anything herein to the contrary notwithstanding, the Company shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any holder of Notes shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any holder of Notes of any payment relating thereto, nor shall the Collateral Agent or any holder of Notes be obligated in any manner to perform any of the obligations of the Company under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

      5.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Company of the Collateral Agent's intent to exercise its corresponding rights pursuant to
Section 5.3(b), the Guarantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and the Company shall be permitted to receive all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Note Purchase Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Note Purchase Agreement, this Agreement or any other Note Purchase Document.

      (b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the Guarantor and Company, (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in the order provided in the Collateral Agency Agreement, and (ii) any or all of the Investment Property shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and
(y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

      (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that states that an Event of Default has occurred and is continuing without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Collateral Agent.

      5.4 Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Collateral Agent and the holders of Notes specified in Section 5.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent and the holders of the Notes, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the holders of the Notes) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.5.

      5.5 Application of Proceeds. At such intervals as may be agreed upon by the Grantor and the Collateral Agent, or, if an Event of Default shall have occurred and be continuing, the Collateral Agent shall apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, in payment of the Obligations in the order provided in the Collateral Agency Agreement, and any part of such funds which the Collateral Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Collateral Agent to the Grantor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

      5.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the holders of the Notes, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any holder of Notes or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any holder of Notes shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the holders of Notes hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with the Collateral Agency Agreement, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any holder of Notes arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

      5.7 Registration Rights. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 5.6, and if in the opinion of the Required Holders it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Guarantor will cause the Company to
(i) execute and deliver, and cause the directors and officers of the Company to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Required Holders, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Required Holders, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Guarantor agrees to cause the Company to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Required Holders shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

      (b) The Guarantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Gurantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Company thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Company would agree to do so.

      (c) The Guarantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 5.7 valid and binding and in compliance with any and all other applicable Requirements of Law. The Guarantor further agrees that a breach of any of the covenants contained in this
Section 5.7 will cause irreparable injury to the Collateral Agent and the holders of the Notes, that the Collateral Agent and the holders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.7 shall be specifically enforceable against the Guarantor, and the Guarantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Note Purchase Agreement. 5.8 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any holder of Notes to collect such deficiency.

                        SECTION 6. THE COLLATERAL AGENT

      6.1 Collateral Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

            (i) in the name of the Company or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

            (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's and the holders' security interest in such Intellectual Property and the goodwill and general intangibles of the Company relating thereto or represented thereby;

            (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

            (iv) execute, in connection with any sale provided for in Section
      5.6 or 5.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

            (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the holders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

      Anything in this Section 6.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing.

      (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

      (c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of Obligations under the Note Purchase Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

      (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

      6.2 Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any holder of Notes nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the holders of Notes hereunder are solely to protect the Collateral Agent's and the holders' interests in the Collateral and shall not impose any duty upon the Collateral Agent or any holder of Notes to exercise any such powers. The Collateral Agent and the holders of the Notes shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

      6.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. The Company authorizes the Collateral Agent to use the collateral description "all personal property" in any such financing statements. The Guarantor authorizes the Collateral Agent to use the collateral description "any and all shares, stock certificates, options, ownership interests or rights of any nature in Williams Pipe Line Company, LLC presently owned or acquired in the future by the debtor." Each Grantor hereby ratifies and authorizes the filing by the Collateral Agent of any financing statement with respect to the Collateral made prior to the date hereof.

      6.4 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the holders of the Notes, be governed by the Collateral Agency Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the holders of the Notes with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 7. MISCELLANEOUS

      7.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 18 of the Note Purchase Agreement.

      7.2 Notices. All notices and communications provided for hereunder shall be in writing and sent to the recipient's address listed in Schedule A or at such other address as the recipient shall have specified in writing, (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Notice under this
Section 7.2 will be deemed given only when actually received.

      7.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any Purchaser shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any holder of Notes, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any holder of Notes of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such holder of Notes would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      7.4 Enforcement Expenses; Indemnification. (a) Each Grantor agrees to pay or reimburse the Collateral Agent for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Note Purchase Documents to which such Grantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Collateral Agent.

      (b) Each Grantor agrees to pay, and to save the Collateral Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

      (c) Each Grantor agrees to pay, and to save the Collateral Agent and the holders of Notes harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent such Grantor would be required to do so pursuant to Section 5.1 of the Collateral Agency Agreement.

      (d) Each Grantor's obligation to reimburse any holder of Notes for costs and expenses and to indemnify such holder for all liabilities with respect to this Agreement and any of the Collateral shall be as provided in Section 16 of the Note Purchase Agreement.

      (e) The agreements in this Section 7.4 shall survive repayment of the Obligations and all other amounts payable under the Note Purchase Agreement and the other Note Purchase Documents.

      7.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and the holders of Notes and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

      7.6 Set-Off. Each Grantor hereby irrevocably authorizes the Collateral Agent and each holder of Notes at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent or such holder of Notes to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Collateral Agent or such holder of Notes may elect, against and on account of the obligations and liabilities of such Grantor to the Collateral Agent or such holder of Notes hereunder and claims of every nature and description of the Collateral Agent or such holder of Notes against such Grantor, in any currency, whether arising hereunder, under the Note Purchase Agreement, any other Note Purchase Document or otherwise, as the Collateral Agent or such holder of Notes may elect, whether or not the Collateral Agent or any holder of Notes has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent and each holder of Notes shall notify such Grantor promptly of any such set-off and the application made by the Collateral Agent or such holder of Notes of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent and each holder of Notes under this Section 7.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent or such holder of Notes may have.

      7.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      7.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      7.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      7.10 Integration. This Agreement and the other Note Purchase Documents represent the agreement of the Grantors, the Collateral Agent and the Purchasers with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Purchaser relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Note Purchase Documents.

      7.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      7.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

      (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Note Purchase Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

      (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

      (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 7.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

      (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

      (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

      7.13 Acknowledgements. Each Grantor hereby acknowledges that:

      (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Note Purchase Documents to which it is a party;

      (b) neither the Collateral Agent nor any holder of Notes has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Note Purchase Documents, and the relationship between the Grantors, on the one hand, and the Collateral Agent and holders of Notes, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

      (c) no joint venture is created hereby or by the other Note Purchase Documents or otherwise exists by virtue of the transactions contemplated hereby among the holders of the Notes or among the Grantors and the holders of the Notes.

      7.14 Releases. (a) At such time as the Notes and the other Obligations shall have been paid in full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

      (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Note Purchase Agreement, then such Collateral shall automatically be released from the Lien of this Security Agreement without delivery or any instrument or performance of any further act by any Person and, upon such release, the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

      7.15 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER NOTE PURCHASE DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

      IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                    WILLIAMS ENERGY PARTNERS L.P.

                                        By: WILLIAMS GP LLC, its General Partner


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    WILLIAMS PIPE LINE COMPANY, LLC

                                        By: WILLIAMS ENERGY PARTNERS, L.P.,
                                               its Sole Member


                                        By: WILLIAMS GP LLC, its General Partner


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    STATE STREET BANK AND TRUST COMPANY,
                                    as Collateral Agent


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                                                      Schedule 1

                                NOTICE ADDRESSES


Williams Pipe Line Company, L.L.C.

Attn: Chief Financial Officer
One Williams Center, MD 35-1
Tulsa, OK  74172
(918) 573-3864 fax

With a copy to: General Counsel
One Williams Center, MD 35-1
Tulsa, OK  74172
(918) 573-8024 fax

Williams Energy Partners L.P.

Attn: Chief Financial Officer
One Williams Center, MD 35-1
Tulsa, OK  74172
(918) 573-3864 fax

With a copy to:  General Counsel
One Williams Center, MD 35-1
Tulsa, OK  74172
(918) 573-8024 fax

State Street Bank and Trust Company

Attn: Corporate Trust Department
2 Avenue de Lafayette - LCC 6
Boston, Massachusetts 02111

                                                                      Schedule 2

                       DESCRIPTION OF INVESTMENT PROPERTY

PLEDGED STOCK:

All of the limited liability company interests of Williams Pipe Line Company, LLC, a Delaware limited liability company.


PLEDGED NOTES:

          Issuer                       Payee               Principal Amount
----------------------------    -------------------    -------------------------

None.

                                                                      Schedule 3

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS

                         Uniform Commercial Code Filings

Guarantor - central filing in the Office of the Secretary of State, State of
            Delaware

Company   - central filing in the Office of the Secretary of State, State of
            Delaware

                          Patent and Trademark Filings

None.

                      Actions with respect to Pledged Stock

Guarantor - central filing in the Office of the Secretary of State, State of
            Delaware

                                  Other Actions

None.

                                                                      Schedule 4

       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

             Grantor                  Jurisdiction of     Location of Chief Executive
             -------                  ---------------     ---------------------------
                                        Organization                 Office
                                        ------------                 ------

Williams Pipe Line Company, L.L.C.        Delaware             One Williams Center
                                                                 Tulsa, OK 74172
  Williams Energy Partners L.P.           Delaware             One Williams Center
                                                                Tulsa, OK 74172

                                                                      Schedule 5

                                    FINANCING

                                COUNTY RECORDERS

ARKANSAS (1)

Sebastian County Clerk
35 South 6th
Fort Smith, AR 72902
479-782-5065
479-784-1567 (FAX)

ILLINOIS (23)

Cass County Clerk & Recorder
County Courthouse
100 E. Springfield St.
Virginia, IL  62691
217-452-7217
217-452-7219 (FAX)

Christian County Clerk & Recorder
101 S. Main
Taylorville, IL  62568
217-824-4969
217-824-5105 (FAX)

Cook County Recorder of Deeds
118 North Clark Street
Chicago, IL  60602
312-603-5050

DeKalb County Recorder of Deeds
110 East Sycamore St.
Sycamore, IL  60178
815-895-7149
815-895-7148 (FAX)

DeWitt County Clerk & Recorder
County Courthouse
201 W. Washington
Clinton, IL  61727
217-935-2119

DuPage County Recorder of Deeds
Administration Building
421 N. County Farm Rd.
Wheaton, IL  60189
630-682-7200
630-682-7204 (FAX)

Fayette County Clerk & Recorder
County Courthouse
221 S. 7th Street
Vandalia, IL  62471
618-283-5000

Grundy County Recorder
111 E. Washington
Morris, IL  60450
815-942-9024, ext. 224
815-942-2222 (FAX)

Kane County Recorder of Deeds
719 S. Batavia Ave.
Geneva, IL  60134
630-232-5935

Kankakee County Recorder of Deeds
189 E. Court St.
Kankakee, IL  60901
815-937-2990

Lee County Clerk & Recorder
112 E. 2nd St.
Dixon, IL  61021
815-288-3309
815-288-6492 (FAX)

Livingston County Recorder of Deeds
112 West Madison Street
Pontiac, IL  61764
815-844-2006
815-842-1844 (FAX)

Logan County Clerk & Recorder
County Courthouse
601 Broadway
Lincoln, IL  62656
217-732-4148
217-732-6064 (FAX)

Macon County Recorder of Deeds
141 S. Main, Room 201
Decatur, IL  62523
217-424-1305

Marion County Clerk
County Courthouse, Room 201
100 E. Main
Salem, IL  62881
618-548-3400

McLean County Recorder
104 W. Front
Bloomington, IL  61702
309-888-5360
309-888-5434 (FAX)

Menard County Clerk & Recorder
County Courthouse
6th & Douglas
Petersburg, IL  62675
217-632-2415
217-632-4301 (FAX)

Morgan County Clerk & Recorder
300 W. State St.
Jacksonville, IL  62651
217-243-8581

Pike County Clerk
County Courthouse
100 E. Washington
Pittsfield, IL  62363
217-285-6812
217-285-5820 (FAX)

Rock Island County Recorder of Deeds
County Courthouse
210 15th St.
Rock Island, IL  61201
309-786-4451
309-786-3049 (FAX)

Shelby County Clerk & Recorder
County Courthouse
301 East Main
Shelbyville, IL  62565
217-774-4421

Whiteside County Recorder of Deeds
County Office Building
200 E. Knox
Morrison, IL  61720
815-772-5192
815-772-7673 (FAX)

Will County Recorder of Deeds
58 E. Clinton St., Suite 100
Joliet, IL  60434
815-740-4637
815-740-4697 ( FAX)

IOWA (35)

Black Hawk Recorder of Deeds
County Courthouse
316 E. 5th
Waterloo, IA  50703
319-833-3012
319-833-3170 (FAX)

Cedar County Recorder
County Courthouse
400 Cedar St.
Tipton, IA  52722
563-886-2230
563-886-2120 (FAX)

Cerro Gordo County Recorder
220 North Washington
Mason City, IA  50401
641-421-3058
641-421-3154 (FAX)

Cherokee County Recorder
520 W. Main
Cherokee, IA  51012
712-225-6735

Clarke County Recorder
County Courthouse
100 South Main
Osceola, IA  50213
641-342-3313

Clay County Recorder
300 W. 4th St., #3
Spencer, IA  51301
712-262-1081

Decatur County Recorder
County Courthouse
207 N. Main St.
Leon, IA  50144
641-446-4322

Dickinson County Recorder
1802 Hill Ave.
Spirit Lake, IA  51360
712-336-1495
712-336-2677 (FAX)

Dubuque County Recorder of Deeds
720 Central Ave.
Dubuque, IA  52001
563-589-4434
563-589-4484 (FAX)

Franklin County Recorder
12 First Ave.,  N.W.
Hampton, IA  50441
641-456-5675
641-456-6009 (FAX)

Hamilton County Recorder
County Courthouse
2300 Superior Street
Webster City, IA  50595
515-832-9535
515-832-8620 (FAX)

Hardin County Recorder
1215 Edgington Avenue
Eldora, IA  50627
641-858-3461
641-939-8245 (FAX)

Iowa County Recorder of Deeds
County Courthouse
901 Court Ave.
Marengo, IA  52301
319-642-5562

Jasper County Recorder
County Courthouse, Room 205
101 1st Street North
Newton, IA  50208
641-792-5442
641-791-3680 (FAX)

Johnson County Recorder
913 S. Dubuque Street
Iowa City, IA  52240
319-356-6093
319-339-6181 (FAX)

Jones County Recorder
500 W. Main, Room 116
Anamosa, IA  52205
319-462-2477

Linn County Recorder
930 1st St. SW
Cedar Rapids, IA  52404
319-892-5420

Lyon County Recorder
County Courthouse
206 S. 2nd Ave.
Rock Rapids, IA  51246
712-472-2381
712-472-2829 (FAX)

Madison County Recorder
County Courthouse
112 N. John Wayne Drive
Winterset, IA  50273
515-462-3771

Monona County Recorder
610 Iowa Avenue
Onawa, IA  51040
712-423-2575
712-423-3034 (FAX)

O'Brien County Recorder
155 S. Hayes Ave.
Primghar, IA  51245
712-957-3045

Plymouth County Recorder
215 4th Avenue SE
Le Mars, IA  51031
712-546-4020
712-546-7304 (FAX)

Polk County Recorder
County Administration Bldg.
111 Court Avenue
Des Moines, IA  50309
515-286-3160
515-323-5393 (FAX)

Pottawatomie County Recorder
227 South 6th Street
Council Bluffs, IA  51501
712-328-5612
712-328-4738 (FAX)

Poweshiek County Recorder
302 E. Main
Montezuma, IA  50171
641-623-5434
641-623-2928 (FAX)

Ringgold County Recorder of Deeds
Ringgold County Courthouse
109 W. Madison
Mont Ayr, IA  50854
641-464-3231
641-464-2568 (FAX)

Scott County Recorder
416 West Fourth Street
Davenport, IA  52801
563-326-8621
563-328-3225 (FAX)

Sioux County Recorder
210 Central Ave. S.W.
Orange City, IA  51041
712-737-2229
712-737-2230 (FAX)

Story County Recorder
900 6th St.
Nevada, IA  50201
515-382-7230
515-382-7326 (FAX)

Tama County Recorder
County Courthouse
104 W. State St.
Toledo, IA  52342
641-484-3320

Union County Recorder
County Courthouse
300 N. Pine
Creston, IA  50801
641-782-7616

Warren County Recorder
301 N. Buxton, Ste. 109
Indianola, IA  50125
515-961-1089

Webster County Recorder
County Courthouse
701 Central Avenue
Ft. Dodge, IA  50501
515-576-2401
515-574-3723 (FAX)

Woodbury County Recorder
Courthouse, Room 106
620 Douglas Street
Sioux City, IA  51101
712-279-6528
712-233-8946 (FAX)

Worth County Recorder
County Courthouse
1000 Central Ave.
Northwood, IA  50459
641-324-2734
641-324-3682 (FAX)

KANSAS (31)

Allen County Register of Deeds
1 N. Washington
Iola, KS  66749
620-365-1412
620-365-1414 (FAX)

Anderson County Register of Deeds
Anderson County Courthouse
100 E. 4th Ave.
Garnett, KS  66032
785-448-6841
785-448-5621 (FAX)

Atchison County Register of Deeds
423 N. 5th
Atchison, KS  66002
913-367-2568
913-367-0227 (FAX)

Bourbon County Register of Deeds
210 South National
Ft. Scott, KS  66701
620-223-3800

Brown County Register of Deeds
601 Oregon Street
Hiawatha, KS  66434
785-742-3741

Butler County Register of Deeds
205 W. Central
El Dorado, KS  67042
316-322-4239

Chase County Register of Deeds
Courthouse Plaza
Pearl and Broadway
Cottonwood Falls, KS  66845
620-273-6398
620-273-6617 (FAX)

Chautauqua County Register of Deeds
County Courthouse
215 N. Chautauqua
Sedan, KS  67361
620-725-5830
620-725-5831 (FAX)

Cherokee County Register of Deeds
110 W.  Maple
Columbus, KS  66725
620-429-3777
620-429-1362 (FAX)

Cowley County Register of Deeds
311 E. 9th Ave.
Winfield, KS  67156
620-221-5400
620-221-5498 (FAX)

Crawford County Register of Deeds
Girard Square
111 E. Forest
Girard, KS  66743
620-724-6115
620-724-6007 (FAX)

Doniphan County Register of Deeds
County Courthouse
120 E. Chestnut
Troy, KS  66087
785-985-3513
785-985-3723 (FAX)

Douglas County Register of Deeds
Douglas County Courthouse
1100 Massachusetts St.
Lawrence, KS  66044
785-841-7700
785-841-4036 (FAX)

Greenwood County Register of Deeds
County Courthouse
311 N. Main
Eureka, KS  67045
620-583-8121
620-583-8124 (FAX)

Jackson County Register of Deeds
County Courthouse
400 New York Ave.
Holton, KS  66436
785-364-2891
785-364-4204 (FAX)

Jefferson County Register of Deeds
County Courthouse
300 Jefferson St.
Oskaloosa, KS  66066
785-863-2272
785-863-2602 (FAX)

Johnson County Register of Deeds
111 South Cherry, Suite 1300
Olathe, KS  66061
913-715-2300
913-715-2310 (FAX)

Labette County Register of Deeds
County Courthouse
510 Merchant
Oswego, KS  67356
620-795-2138

Leavenworth County Register of Deeds
300 Walnut
Leavenworth, KS  66048
913-684-0400

Linn County Register of Deeds
County Courthouse
315 Main
Mounds City, KS  66056
913-795-2668
913-795-2889 (FAX)

Lyon County Register of Deeds
430 Commercial St.
Emporia, KS  66801
620-342-4950
620-341-3438 (FAX)

Miami County Register of Deeds
201 S. Pearl
Paola, KS  66071
913-294-3976
913-294-9544 (FAX)

Montgomery County Register of Deeds
County Courthouse
5th and Main
Independence, KS  67301
620-330-1140
620-330-1144 (FAX)

Nemaha County Register of Deeds
602 Nemaha
Seneca, KS  66538
785-336-2120

Neosho County Register of Deeds
County Courthouse
100 S. Main
Erie, KS  66733
620-244-3858
620-244-3860 (FAX)

Osage County Register of Deeds
County Courthouse
717 Topeka Blvd.
Lyndon, KS  66451
785-828-4523
785-828-4749 (FAX)

Shawnee County Register of Deeds
Courthouse, Room 108
200 S. E. 7th  St.
Topeka, KS  66603
785-233-8200
785-291-4912 (FAX)

Wabaunsee County Register of Deeds
215 Kansas
Alma, KS  66401
785-765-3822

Wilson County Register of Deeds
County Courthouse
615 Madison
Fredonia, KS  66736
620-378-3662
620-378-4762 (FAX)

Woodson County Register of Deeds
105 W. Rutledge
Yates Center, KS  66783
620-625-8635
620-625-8670 (FAX)

Wyandotte County Register of Deeds
710 North 7th Street
Kansas City, KS  66101
913-573-2841
913-321-3075 (FAX)

MINNESOTA (36)

Anoka County Register of Deeds
County Courthouse
2100 3rd Avenue
Anoka, MN  55303
763-323-5400

Blue Earth County Recorder
410 E. Jackson St.
Mankato, MN  56001
507-389-8251

Carlton County Recorder
County Courthouse
301 Walnut St.
Carlton, MN  55718
218-384-9122
218-384-9157 (FAX)

Carver County Recorder
Administration Bldg.
600 East 4th St.
Chaska, MN  55318
952-361-1930
952-361-1931 (FAX)

Chippewa County Recorder
County Courthouse
629 N. 11th Street
Montevideo, MN  56265
320-269-9431
320-269-7168 (FAX)

Chisago County Recorder
Government Center
313 N. Main, Room 277
Center City, MN  55012
651-213-0438
651-213-0454 (FAX)

Clay County Recorder
County Courthouse
807 11th Street North
Moorehead, MN  56560
218-299-5031
218-299-7500 (FAX)

Dakota County Recorder
Dakota County Administrative Center
1590 Highway 55
Hastings, MN  55033
651-438-4355
651-438-8176 (FAX)

Douglas County Recorder
305 8th Avenue West
Alexandria, MN  56308
320-762-3877
320-762-2389 (FAX)

Faribault County Recorder
County Courthouse
415 N. Main St.
Blue Earth, MN  56013
507-526-6252
507-526-5272 (FAX)

Freeborn County Register of Deeds
County Courthouse
411 South Broadway
Albert Lea, MN  56007
507-377-5130
507-377-5265 (FAX)

Goodhue County Recorder
509 W. 5th St.
Red Wing, MN  55066
651-385-3148

Grant County Recorder
County Courthouse
10 2nd Street N.E.
Elbow Lake, MN  56531
218-685-4133
218-685-4521 (FAX)

Hennepin County Recorder
803A Government Center
300 South 6th Street
Minneapolis, MN  55487
612-348-3050

Kandiyohi County Recorder
County Courthouse
400 Benson Ave. SW
Willmar, MN  56201
320-231-6223
320-231-6284 (FAX)

Lincoln County Recorder
319 N. Rebecca
Ivanhoe, MN  56142
507-694-1360
507-694-1198 (FAX)

Lyon County Recorder
607 West Main Street
Marshall, MN  56258
507-537-6722
507-537-7988 (FAX)

McLeod County Recorder
2389 Hennepin Ave. North
Glencoe, MN  55336
320-864-1216
320-864-1295 (FAX)

Meeker County Recorder
325 N. Sibley Ave.
Litchfield, MN  55355
320-693-5440
320-693-5444 (FAX)

Olmsted County Recorder
151 4th Street SE
Rochester, MN  55904
507-285-8191
507-287-7186 (FAX)

Otter Tail County Recorder
County Courthouse
121 W. Junius Ave.
Fergus Falls, MN  56537
218-739-2271
218-739-3721 (FAX)
Pine County Recorder

Pine County Courthouse
315 Main Street South, Suite 3
Pine City, MN  55063
320-629-5662
320-629-5604 (FAX)

Pipestone County Recorder
416 Hiawatha Ave. South
Pipestone, MN  56164
507-825-4646
507-825-6767 (FAX)

Pope County Recorder
130 E. Minnesota Ave.
Glenwood, MN  56334
320-634-5723
320-634-5717 (FAX)

Ramsey County Recorder
County Government Center West, 8th Fl.
50 Kellogg Blvd. West
St. Paul, MN  55102
651-266-2060
651-266-2022 (FAX)

Renville County Recorder
County Courthouse, 2nd Floor
500 East DePue Ave.
Olivia, MN  56277
320-523-3669
320-523-3679 (FAX)

Rice County Recorder
Government Services Building
320 N.W. 3rd Street
Faribault, MN  55021
507-332-6100

St. Louis County Recorder
County Courthouse, Room 101
100 N. 5th Ave. West
Duluth, MN  55802
218-726-2677

Scott County Recorder
200 4th Ave. West
Shakopee, MN  55379
952-445-7750

Steele County Recorder
630 Florence Ave.
Owatonna, MN  55060
507-444-7450
507-444-7470 (FAX)

Swift County Recorder
301 14th St. N.
Benson, MN  56215
320-843-3377

Wabasha County Recorder
County Courthouse
625 Jefferson Ave.
Wabasha, MN  55981
651-565-3623

Waseca County Recorder
County Courthouse
307 N. State St.
Waseca, MN  56093
507-835-0670

Washington County Recorder
14949 N. 62nd St.
Stillwater, MN  55082
651-430-6755

Wilkin County Recorder
County Courthouse, 1st Floor
300 South 5th St.
Breckenridge, MN  56520
218-643-7164
218-643-7170 (FAX)

Yellow Medicine County Recorder
415 9th Avenue
Granite Falls, MN  56241
320-564-2529
320-564-3670 (FAX)

MISSOURI (31)

Andrew County Recorder
411 Court Street
Savannah, MO  64485
816-324-4221

Audrain County Recorder of Deeds
County Courthouse, Room 105
101 N. Jefferson St.
Mexico, MO  65625
573-473-5830
573-581-8087 (FAX)

Barton County Recorder of Deeds
County Courthouse
1004 Gulf Street
Lamar, MO  64759
417-682-2110

Benton County Recorder of Deeds
316 Van Buren
Warsaw, MO  65355
660-438-5732

Boone County Recorder of Deeds
801 E. Walnut, #132
Columbia, MO  65201
573-886-4345
573-886-4359 (FAX)

Callaway County Recorder of Deeds
County Courthouse
10 E. 5th St.
Fulton, MO  65251
573-642-0787
573-642-7929 (FAX)

Cedar County Recorder of Deeds
County Courthouse
110 South Street
Stockton, MO  65785
417-276-3213
417-276-5499 (FAX)

Clay County Recorder of Deeds
County Courthouse
One Courthouse Square
Liberty, MO  64068
816-792-7641

Clinton County Recorder of Deeds
County Courthouse
207 N. Main
Plattsburg, MO  64477
816-539-3719

Cooper County Recorder
County Courthouse
200 Main Street, Room 26
Boonville, MO  65233
660-882-2232

Daviess County Recorder of Deeds
County Courthouse, 2nd Floor
102 Main
Gallatin, MO  64640
660-663-2932

DeKalb County Recorder of Deeds
County Courthouse
Junction 33 and Hwy. 6
Maysville, MO  64469
816-449-2602

Gentry County Recorder of Deeds
400 W. Clay
Albany, MO  64402
660-726-3618

Greene County Recorder of Deeds
940 Boonville
Springfield, MO  65802
417-868-4068
417-868-4807 (FAX)

Harrison County Recorder
County Courthouse
1500 Main
Bethany, MO  64424
660-425-6425

Henry County Recorder
County Courthouse
100 W. Franklin St.
Clinton, MO  64735
660-885-6963

Jackson County Recorder
415 East 12th  St., Room 104
Kansas City, MO  64106
816-881-3193

Jasper County Recorder of Deeds
Bank of America Bldg., 2nd Fl.
116 W. 2nd
Carthage, MO  64836
417-358-0431

Lawrence County Recorder of Deeds
Courthouse Square
Mt. Vernon, MO  65712
417-466-2670

Marion County Circuit Clerk & Recorder
County Courthouse
100 S. Main
Palmyra, MO  63461
573-769-2550

Moniteau County Circuit Clerk & Recorder
County Courthouse
200 E. Main St.
California, MO  65018
573-796-2071

Monroe County Recorder of Deeds
300 N. Main
Paris, MO  65275
660-327-5204

Morgan County Recorder of Deeds
100 E. Newton
Versailles, MO  65084
573-378-4029

Nodaway County Recorder of Deeds
Courthouse Square, Room 104
305 N. Main
Maryville, MO  64468
660-582-5711

Pettis County Recorder of Deeds
414 S. Ohio
Sedalia, MO  65301
660-826-1136

Platte County Recorder of Deeds
415 3rd St., Suite 70
Platte City, MO  64079
816-858-2232

Ralls County Recorder of Deeds
311 S. Main
New London, MO  63459
573-985-5631

St. Charles County Recorder of Deeds
201 N. 2nd Street
St. Charles, MO  63302
636-949-7505

St. Clair Clerk & Recorder
655 2nd St.
Osceola, MO  64776
417-646-2226

Vernon County Recorder of Deeds
County Courthouse
100 W. Cherry
Nevada, MO  64772
417-448-2520

Worth County Recorder of Deeds
County Courthouse
4th & Front Streets
Grant City, MO  64456
660-564-2219

NEBRASKA (13)

Burt County Clerk
County Courthouse
111 N. 13th St.
Tekamah, NE  68061
402-374-2955

Cass County Recorder of Deeds
County Courthouse
4th & Main Streets
Plattsmouth, NE  68048
402-296-3159

Douglas County Register of Deeds
Civic Center Building
1819 Farnam #H-09
Omaha, NE  68183
402-444-6781

Hall County Register of Deeds
Hall County Administration Bldg., Suite 6
121 S. Pine St.
Grand Island, NE  68801
308-385-5040

Hamilton County Register of Deeds
1111 13th St., #1
Aurora, NE  68818
402-694-3443

Lancaster County Register of Deeds
555 South 10th St.
Lincoln, NE  68058
402-441-7577

Nemaha County Clerk
County Courthouse
1824 "N" Street
Auburn, NE  68305
402-274-4213

Otoe County Register of Deeds
County Courthouse
1021 Central Ave.
Nebraska City, NE  68410
402-873-9530

Richardson County Register of Deeds
County Courthouse
1700 Stone St.
Falls City, NE  68388
402-245-2535

Sarpy County Register of Deeds
1210 Golden Gate Drive, Rm. 1109
Papillion, NE  68046
402-593-2182

Seward County Clerk
529 Seward St.
Seward, NE  68434
402-643-2883

Washington County Clerk
1555 Colfax St.
Blair, NE  68008
402-426-6822

York County Clerk
County Courthouse
510 Lincoln Ave.
York, NE  68467
402-362-7759

NORTH DAKOTA (3)

Cass County Register of Deeds
211 Ninth St. South
Fargo, ND  58108
701-241-5620
701-241-5621 (FAX)

Grand Forks County Register of Deeds
151 S. 4th St.
Grand Forks, ND  58201
701-780-8261

Traill County Register of Deeds
County Courthouse
13 1st St. NW
Hillsboro, ND  58045
701-636-4457

OKLAHOMA (27)

Cleveland County Clerk
201 S. Jones
Norman, OK  73069
405-366-0240

Craig County Clerk
301 W. Canadian Ave.
Vinita, OK  74301
918-256-2507

Creek County Clerk
317 E. Lee, Room 100
Sapulpa, OK  74066
918-224-4084

Garfield County Clerk
114 W. Broadway
Enid, OK  73702
580-237-0226

Garvin County Clerk
201 W. Grant
Pauls Valley, OK  73075
405-238-2772

Haskell County Clerk
202 E. Main
Stigler, OK  74462
918-967-2884

Hughes County Clerk
200 N. Broadway, Suite 5
Holdenville, OK  74848
405-379-5487

Kay County Clerk
201 S. Main
Newkirk, OK  74647
580-362-2537

LeFlore County Clerk
100 S. Broadway
Poteau, OK  74953
918-647-5738

Lincoln County Clerk
811 Manvel
Chandler, OK  74834
405-258-1264

Logan County Clerk
County Courthouse
301 E. Harrison, Suite 102
Guthrie, OK  73044
405-282-0266

McClain County Clerk
121 N. 2nd, Room 303
Purcell, OK  73080
405-527-3360

Murray County Clerk
County Courthouse
West 10th and Wyandotte
Sulphur, OK  73086
580-622-3920

Noble County Clerk
300 Courthouse Drive
Perry, OK  73077
580-336-2141

Nowata County Clerk
229 N. Maple
Nowata, OK  74048
918-273-2480

Okfuskee County Clerk
209 N. 3rd
Okemah, OK  74859
918-623-1724

Oklahoma County Clerk
320 Robert S. Kerr Ave., Rm. 203
Oklahoma City, OK  73102
405-270-0082

Okmulgee County Clerk
314 W. 7th
Okmulgee, OK  74447
918-756-0788

Osage County Clerk
600 Grandview
Pawhuska, OK  74056
918-287-3136

Pawnee County Register of Deeds
500 Harrison St., Room 202
Pawnee, OK  74058
918-762-2732

Payne County Clerk
County Courthouse
606 S. Husband
Stillwater, OK  74076
405-747-8344

Pittsburg County Clerk
115 E. Carl Albert Parkway
McAlester, OK  74501
918-423-6865

Pontotoc County Clerk
100 W. 13th, Room 205
Ada, OK  74820
580-332-1425

Rogers County Clerk
219 South Missouri
Claremore, OK  74017
918-341-2518

Stephens County Clerk
101 S. 11th St.
Duncan, OK  73534
580-255-0977

Tulsa County Clerk
500 South Denver, Suite 120
Tulsa, OK  74103
918-596-5801

Washington County Clerk
400 S. Johnstone, Room 100
Bartlesville, OK  74003
918-337-2840

SOUTH DAKOTA (7)

Beadle County Register of Deeds
450 3rd St. SW
Huron, SD  57350
605-353-8412

Brown County Register of Deeds
25 Market St.
Aberdeen, SD  57401
605-626-7140

Codington County Register of Deeds
14 First Avenue South East
Watertown, SD  57201
605-882-6278

Deuel County Register of Deeds
408 4th St. W.
Clear Lake, SD  57226
605-874-2268

Lincoln County Register of Deeds
100 East 5th St.
Canton, SD  57013
605-764-5661

Minnehaha County Register of Deeds
415 North Dakota Ave.
Sioux Falls, SD  57104
605-367-4223

Moody County Register of Deeds
101 East Pipestone Avenue
Flandreau, SD  57028
605-997-3181

Union County Register of Deeds
209 E. Main
Elk Point, SD  57025
605-356-2132

WISCONSIN (6)

Chippewa County Register of Deeds
711 North Bridge Street
Chippewa Falls, WI  54729
715-726-7994

Clark County Register of Deeds
507 Court St., Room 303
Neillsville, WI  54456
715-743-5162

Douglas County Register of Deeds
1313 Belknap, Room 108
Superior, WI  54880
715-395-1359

Dunn County Register of Deeds
800 Wilson Ave.
Menomonie, WI  54751
715-232-1228

Marathon County Register of Deeds
500 Forest Street
Wausau, WI  54403
715-261-1470

St. Croix County Register of Deeds
1101 Carmichael Road
Hudson, WI  54016
715-386-4600

                                                                      Schedule 6

                        COPYRIGHTS AND COPYRIGHT LICENSES

None.

                           PATENTS AND PATENT LICENSES

None.

                        TRADEMARKS AND TRADEMARK LICENSES

None.